QUINTESSENCE PHOTONICS CORPORATION
LOCK-UP AGREEMENT

The undersigned is the owner of record of certain warrants (the “Warrants”) originally issued by Quintessence Photonics Corporation, a Delaware corporation (“QPC”), and a wholly-owned subsidiary of QPC Lasers, Inc., a Nevada corporation (the “Company”). The warrants entitle the undersigned to acquire ____ shares of the common stock (the “Common Stock”) of the Company. In connection with the Company’s filing of a registration statement on Form SB-2 with respect to the proposed resale of certain outstanding securities of the Company, including the shares underlying the Warrants (the “Shares”), the undersigned hereby agrees that he shall not, directly or indirectly, sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of the Warrants or the Shares, without the prior written consent of the Company, until the earlier of (i) September 1, 2007 or (ii) the effective date of the first registration statement on Form S-8 filed by the Company with the SEC.

Notwithstanding the foregoing, the undersigned may transfer the Warrants or the Shares (a) to a trust controlled by the undersigned, or (b) by gift, will or intestacy, provided, however, that it shall be a condition to the transfer that the transferee or donee execute an agreement stating that the transferee or donee is receiving and holding the Shares subject to the provisions of this agreement.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Warrants and the Shares held by the undersigned except in compliance with the above restrictions.

The undersigned hereby agrees that, to the extent that the terms of this agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this agreement supersedes such registration rights agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

[Signature on the following page]

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed by their duly authorized representatives, all as of __________ ___, 2006.

By: _______________________________ Name: George M. Lintz Date: ______________________________

Accepted and Agreed to:

QUINTESSENCE PHOTONICS CORPORATION

By: _______________________________
Name: _____________________________
Title: ______________________________

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